SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 1997
                Date of Report (Date of Earliest Event Reported)


                                 MONARCH BANCORP
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


        0-13551                                          95-3863296
(Commission File Number)                     (IRS Employer Identification No.)

                             30000 Town Center Drive
                         Laguna Niguel, California 92677
               (Address of Principal Executive Offices)(Zip Code)

                                 (714) 495-3300
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events.

         On April 29, 1997, Monarch Bancorp ("Monarch") announced the signing of an Agreement and Plan of Reorganization, dated April 29, 1997, between Monarch and SC Bancorp ("SCB") pursuant to which SCB will Merge with and into Monarch. A copy of the joint press release issued by Monarch and SCB in connection with the announcement is attached hereto as Exhibit 99.7 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number               Description

99.7 Joint Press Release of Monarch Bancorp and SC Bancorp, dated April 29, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  May 2, 1997

                                     MONARCH BANCORP


                                     By: /c/ Arnold C. Hahn
                                         Name:  Arnold C. Hahn
                                         Title: Executive Vice President and
                                                  Chief Financial Officer


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


                                  EXHIBIT INDEX


Exhibit
Number            Description

99.7 Joint Press Release of Monarch Bancorp and SC Bancorp, dated April 29, 1997.







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